FEDERATED SHORT-TERM INCOME FUND

INSTITUTIONAL SHARES
INSTITUTIONAL SERVICE SHARES

(A PORTFOLIO OF FEDERATED INCOME SECURITIES TRUST)
SUPPLEMENT TO PROSPECTUSES DATED AUGUST 31, 1998

On page 13 of the prospectuses, please delete the biography of Robert K. Kinsey in its entirety and replace it with the following:

     "Robert E. Cauley has been the Fund's portfolio manager since March 1999. Mr. Cauley joined Federated in 1996 as a Senior Investment Analyst and an Assistant Vice President of the Fund's Adviser and has been a Portfolio Manager since 1997. Mr. Cauley has been a Vice President of the Adviser since 1999. Mr. Cauley was a member of the Asset-Backed Structuring Group at Lehman Brothers Holding, Inc. from 1994 to 1996. Mr. Cauley earned his M.S.I.A., concentrating in Finance and Economics, from Carnegie Mellon University."

Randall S. Bauer remains as portfolio manager of the Fund.

                                                                  April 30, 1999

[Graphic]
Federated Investors

Federated Securities Corp., Distributor

Federated Investors, Inc.
Federated Investors Tower
1001 Liberty Avenue
Pittsburgh, PA 15222-3779
www.federatedinvestors.com

Cusip   31420C209
        31420C308

G00609-06 (4/99)